UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5406

Smith Barney New Jersey Municipals Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: March 31

Date of reporting period: March 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SMITH BARNEY

NEW JERSEY

MUNICIPALS FUND INC.

CLASSIC SERIES   |   ANNUAL REPORT   |   MARCH 31, 2005

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

WHAT’S  INSIDE

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and
Chief Executive Officer

Dear Shareholder,

Despite rising interest rates, continued high oil prices, geopolitical concerns and uncertainties surrounding the U.S. Presidential election, the U.S. economy continued to expand during the period. Following a 3.3% gain in the second quarter of 2004, gross domestic product (“GDP”)i growth was a robust 4.0% in the third quarter and 3.8% in the fourth quarter. On April 28, after the reporting period ended, first quarter 2005 GDP growth estimates came in at 3.1%.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii moved to raise interest rates in an attempt to ward off inflation. As expected, the Fed increased its target for the federal funds rateiii by 0.25% to 1.25% on June 30, 2004 — the first rate hike in four years. The Fed again raised rates in 0.25% increments during its next six meetings, bringing the target for the federal funds rate to 2.75% by the end of March. The Fed raised its target rate by an additional 0.25% to 3.00% at its May meeting, after the Fund’s reporting period.

For much of the reporting period, the fixed-income market confounded many investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, remained fairly steady. However, this changed late in the period, coinciding with the Fed’s official statement accompanying its March rate hike. While the Fed continued to say it expected to raise rates at a “measured” pace, it made several adjustments to its statement, which many investors interpreted to mean larger rate hikes could be possible in the future.

The municipal bond market, represented by the Lehman Brothers Municipal Bond Index,iv rose 2.67% for the year. Like the other fixed-income markets, longer-maturity munis performed better than their shorter-term counterparts.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

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Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 3, 2005

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MANAGER OVERVIEW

JOSEPH P. DEANE

Vice President and
Investment Officer

DAVID T. FARE

Vice President and

Investment Officer

Market Overview

Although labor market growthv languished throughout 2003 into the first quarter of 2004, it rose significantly and remained strong in the early spring, and inflation picked up as well.vi

After an extended period of monetary easing, the Fed’s monetary policymaking committee raised its federal funds rate target from a four-decade low of 1.00% to 1.25% at the end of June — the Fed’s first hike in four years. The increase marked a significant reversal from the Fed’s monetary policy position from June 2003, when it last slashed its rate target following a long series of accommodative rate cuts. The rate hike was widely anticipated due to comments from the Fed regarding the momentum behind the economy and signals that it was prepared to push rates higher from their near-historic lows. As a result, bond prices declined and yields rose sharply in April before prices stabilized somewhat in the early summer.

The Fed again raised its fed funds target by 0.25% in August and to 1.75% in September. Given that bond prices had already factored in rate hikes to a significant extent, and coupling this with a lack of inflationary pressures, bond prices held up and actually rose over the third quarter. In September and October, the bond market benefited from falling stock prices and rising oil prices, which encouraged investors to reallocate capital into fixed-income securities.

Yields on bonds rose as their prices dropped in reaction to an employment report issued in November that yielded surprisingly robust labor market results. The Fed subsequently raised its fed funds rate target by 25 basis pointsvii at its meetings in November, December, February and March, bringing the rate target to 2.75% at the end of the reporting period. The Fed raised its target rate by an additional 0.25% to 3.00% at its May meeting, after the Fund’s reporting period.

Performance Review

For the 12 months ended March 31, 2005, Class A shares of the Smith Barney New Jersey Municipals Fund Inc., excluding sales charges, returned 3.38%.

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These shares outperformed the Lipper New Jersey Municipal Debt Funds Category Average,1 which was 2.44%. The Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index returned 2.67% for the same period.

The Fund seeks to provide monthly income that is exempt from regular federal income taxes and New Jersey personal income taxes. Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

PERFORMANCE SNAPSHOT

AS OF MARCH 31, 2005

(excluding sales charges)

(unaudited)

	6 Months	12 Months

New Jersey Municipals Fund — Class A Shares	2.15%	3.38%

Lehman Brothers Municipal Bond Index	1.21%	2.67%

Lipper New Jersey Municipal Debt Funds Category Average	1.50%	2.44%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Performance figures may reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions, if any, at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 1.95% and Class C shares returned 1.94% over the six months ended March 31, 2005. Excluding sales charges, Class B shares returned 2.82% and Class C shares returned 2.80% over the 12 months ended March 31, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended March 31, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 56 funds for the six-month period and among the 56 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Factors Influencing Fund Performance

Over the period, the Lehman Brothers New Jersey Municipal Bond Index returned 3.04%, slightly above that of the broader-based Lehman Brothers Municipal Bond Index’s return of 2.67% for the period. The Fund’s defensive approach to interest

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended March 31, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 56 Funds in the Fund’s Lipper category, and excluding sales charges.

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rate risk aided relative performance and resulted in a smoother ride for investors who held the Fund over the period in comparison to longer-duration portfolios.

While rising interest rates are generally troublesome for longer-term fixed income securities, since bond prices decline as rates are expected to rise, rising rates result in higher levels of income on new bonds issued in the future. In the recent market and rate environment, we believe that our cautious approach to managing interest rate risk is more prudent than a longer-duration strategy. During the period, we maintained a focus on targeting issues with competitive coupons in a diverse cross-section of market segments that we believed would continue to offer favorable prospects on a risk/reward basis.

Thank you for your investment in the Smith Barney New Jersey Municipals Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Joseph P. Deane	David Fare, CFA
Vice President and Investment Officer	Vice President and Investment Officer

May 3, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Lower-rated, higher yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
[v]	Source: Bureau of Labor Statistics based upon the growth of non-farm payroll jobs.
vi	Sources: Lehman Brothers. Inflation data based upon Consumer Price Index/deflation data.
vii	A basis point is one one-hundredth (1/100 or 0.01) of one percent.

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Fund at a Glance (unaudited)

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2004 and held for the six months ended March 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	2.15%	$1,000.00	$1,021.50	0.75%	$3.78

Class B	1.95	1,000.00	1,019.50	1.29	6.50

Class C(4)	1.94	1,000.00	1,019.40	1.31	6.60

(1)	For the six months ended March 31, 2005.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,021.19	0.75%	$3.78

Class B	5.00	1,000.00	1,018.50	1.29	6.49

Class C(3)	5.00	1,000.00	1,018.40	1.31	6.59

(1)	For the six months ended March 31, 2005.
(2)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

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Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C(3)
Twelve Months Ended 3/31/05	3.38%	2.82%	2.80%

Five Years Ended 3/31/05	6.00	5.46	5.41

Ten Years Ended 3/31/05	5.42	4.88	4.82

Inception* through 3/31/05	6.77	5.02	5.47

	With Sales Charges(4)
	Class A	Class B	Class C(3)
Twelve Months Ended 3/31/05	(0.78)%	(1.62)%	1.81%

Five Years Ended 3/31/05	5.14	5.30	5.41

Ten Years Ended 3/31/05	4.99	4.88	4.82

Inception* through 3/31/05	6.51	5.02	5.47

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (3/31/95 through 3/31/05)	69.59%

Class B (3/31/95 through 3/31/05)	60.98

Class C(3) (Inception* through 3/31/05)	60.14

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.
(3)	On April 29, 2004, Class L Shares were renamed as Class C Shares.
(4)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception dates for Class A, B and C shares are April 22, 1988, November 6, 1992 and December 13, 1994, respectively.

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Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the

Smith Barney New Jersey Municipals Fund Inc.

vs. Lehman Brothers Municipal Bond Index and

Lipper New Jersey Municipal Debt Funds Average†

March 1995 — March 2005

†	Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1995, assuming the deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through March 31, 2005. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million dated since January 1984. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper New Jersey Municipal Debt Funds Average is composed of the Fund’s peer group of mutual funds (56 funds as of March 31, 2005). The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

10       Smith Barney New Jersey Municipals Fund Inc.      |      2005 Annual Report

Schedule of Investments	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE
LONG-TERM INVESTMENTS — 96.9%
Education — 10.3%
		New Jersey EDA Revenue:
$ 400,000	Aa2*	Princeton Montessori Society, Series S, LOC-Banque National de Paris, 6.500% due 6/1/12	$402,884
9,470,000	A+	School Facilities Construction, Series F, 5.000% due 6/15/26 (b)	9,764,706
		New Jersey State Educational Facilities Financing Authority Revenue:
845,000	NR	Caldwell College, Series A, 7.250% due 7/1/25	865,010
550,000	BBB	Monmouth University, Series D, 5.125% due 7/1/24	559,169
		Ramapo College, Series D, AMBAC-Insured:
750,000	AAA	5.000% due 7/1/21	780,495
1,000,000	AAA	5.000% due 7/1/31	1,027,410
		Rowan University, FGIC-Insured:
2,610,000	AAA	Series C, 5.000% due 7/1/21	2,730,713
1,000,000	AAA	Series K, 5.000% due 7/1/33	1,029,910
1,250,000	AAA	Seton Hall University Project, Series F, AMBAC-Insured, 5.000% due 7/1/21	1,290,838
1,000,000	BB+	St. Peter’s College, Series B, 5.375% due 7/1/18	983,650
1,340,000	AAA	New Jersey State Higher Education Assistance Authority, Student Loan Revenue, NJ Class Loan Program, Series A, MBIA-Insured, 5.800% due 6/1/16 (c)	1,358,613
		Rutgers State University Revenue:
600,000	AA	Refunding, Series A, 6.400% due 5/1/13	687,300
1,905,000	AA	Series U, 5.000% due 5/1/21	1,971,904

			23,452,602

General Obligation — 7.0%
2,040,000	AAA	Atlantic City GO, FSA-Insured, 5.000% due 12/15/15	2,150,282
		Branchburg Township Board of Education GO, FGIC-Insured:
1,015,000	AAA	5.000% due 7/15/24	1,058,198
1,000,000	AAA	5.000% due 7/15/30	1,029,770
		Freehold Township Board of Education GO, MBIA-Insured:
1,375,000	AAA	5.000% due 7/15/23	1,445,922
1,205,000	AAA	5.000% due 7/15/24	1,263,298
200,000	AAA	Hudson County GO, FGIC-Insured, 6.550% due 7/1/10	230,504
500,000	AAA	Jersey City GO, Series 1991B, FSA-Insured, (Escrowed to maturity with state and local government securities), 8.400% due 5/15/06	530,680
650,000	AAA	Lakewood Township School District GO, Series 92, AMBAC-Insured, 6.250% due 2/15/11	746,544
2,500,000	AAA	Middletown Township Board of Education GO, FSA-Insured, 5.000% due 8/1/27	2,572,725

See Notes to Financial Statements.

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Schedule of Investments (continued)	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE
General Obligation — 7.0% (continued)
		Morris Township GO:
$ 550,000	Aa1*	6.550% due 7/1/09	$622,226
550,000	Aa1*	6.550% due 7/1/10	633,600
500,000	Aa1*	6.550% due 7/1/11	584,165
1,500,000	AAA	North Bergen Township GO, FSA-Insured, 8.000% due 8/15/07	1,675,470
		West Windsor/Plainsboro GO, Regional School District:
180,000	AA	6.750% due 4/1/06	187,263
490,000	AA	6.750% due 4/1/07	527,186
435,000	AA	6.800% due 4/1/08	481,919
170,000	AA	6.800% due 4/1/09	192,884

			15,932,636

Hospital — 16.9%
		Camden County Improvement Authority Revenue:
3,775,000	BBB	Health Care Redevelopment Project, Cooper Health, 5.875% due 2/15/15 (b)	3,942,157
1,000,000	AAA	Health Systems, Catholic Health East, Series B, AMBAC-Insured, 5.000% due 11/15/18	1,042,010
2,500,000	AAA	New Jersey EDA, Nursing Home Revenue, RWJ Health Care Corp., FSA-Insured, 6.500% due 7/1/24	2,553,900
		New Jersey Health Care Facilities Financing Authority Revenue:
200,000	AAA	Burdett Tomlin Memorial Hospital, Series D, FGIC-Insured, 6.500% due 7/1/12	200,866
1,000,000	CCC	Columbus Hospital, Series A, 7.500% due 7/1/21	1,001,690
665,000	B	East Orange General Hospital, Series B, 7.750% due 7/1/20	664,801
		Pascack Valley Hospital Association:
2,000,000	B+	5.125% due 7/1/18	1,727,700
5,000,000	B+	5.125% due 7/1/28 (b)	3,974,250
3,700,000	NR	Raritan Bay Medical Center, 7.250% due 7/1/27 (b)	3,846,409
		Robert Wood Johnson University Hospital:
8,000,000	A	5.700% due 7/1/20 (b)	8,613,040
3,000,000	A	5.750% due 7/1/31	3,220,800
2,000,000	Baa1*	Southern Ocean County Hospital, Series A, 6.250% due 7/1/23	2,022,000
2,000,000	BBB-	St. Elizabeth’s Hospital, 6.000% due 7/1/14	2,086,600
1,935,000	BBB	St. Mary Hospital (Escrowed to maturity with state and local government securities), 5.875% due 7/1/12	2,084,653
1,500,000	AAA	University of Medicine & Dentistry, Series A, MBIA-Insured, 5.000% due 9/1/22	1,602,765

			38,583,641

See Notes to Financial Statements.

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Schedule of Investments (continued)	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE
Housing: Single-Family — 0.1%
$ 170,000	AAA	Virgin Islands HFA, Single-Family Mortgage Revenue Series A, GNMA-Collateralized, 6.500% due 3/1/25 (c)	$173,116

Industrial Development — 8.7%
1,000,000	AAA	New Jersey EDA, Natural Gas Facilities Revenue, NUI Corp., Series A, AMBAC-Insured, 6.350% due 10/1/22	1,032,960
		New Jersey EDA Revenue:
		Cadbury Corp. Project, Series A, ACA-Insured:
750,000	A	5.500% due 7/1/18	779,632
1,250,000	A	5.500% due 7/1/28	1,280,700
		First Mortgage, Fellowship Village, Series A:
2,000,000	BBB-	5.500% due 1/1/18	2,013,900
2,500,000	BBB-	5.500% due 1/1/25	2,508,025
		Harrogate Inc., Series A:
2,000,000	BBB	5.750% due 12/1/16	2,052,280
1,500,000	BBB	5.875% due 12/1/26	1,514,730
5,000,000	AAA	School Facilities Construction, Series K, FGIC-Insured, 5.000% due 12/15/18 (b)	5,337,000
		Sr. Mortgage, Arbor Glen, Series A:
2,280,000	NR	6.000% due 5/15/28	2,226,944
970,000	NR	Call 5/15/09 @ 102, 6.000% due 5/15/28 (d)	1,087,234

			19,833,405

Life Care — 5.5%
		New Jersey EDA, EDR:
315,000	Aaa*	Eagle Rock Convalescent, Inc., GNMA-Collateralized, 7.375% due 12/20/06	316,682
5,250,000	BB+	Refunding, United Methodist Homes, 5.125% due 7/1/25 (b)	4,883,760
		New Jersey EDA Revenue:
		Department of Human Services:
500,000	A	5.000% due 7/1/22	512,470
450,000	A	5.200% due 7/1/32	465,030
		First Mortgage, Keswick Pines:
2,885,000	NR	5.700% due 1/1/18	2,898,963
2,800,000	NR	5.750% due 1/1/24	2,790,172
630,000	AAA	New Jersey Health Care Facilities Financing Authority Revenue, Spectrum for Living, Series B, FHA-Insured, 6.500% due 2/1/22	632,388

			12,499,465

Miscellaneous — 15.3%
615,000	A	Atlantic City COP, Series 1991, 8.875% due 1/15/13	798,793
2,500,000	AAA	Atlantic County COP, Public Facilities Lease Agreements, FGIC-Insured, 7.400% due 3/1/09	2,881,525
5,000,000	AAA	Casino Reinvestment Development Authority, Parking Fee Revenue, Series A, FSA-Insured, 5.250% due 10/1/16 (b)	5,251,900

See Notes to Financial Statements.

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Schedule of Investments (continued)	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE
Miscellaneous — 15.3% (continued)
$ 3,120,000	AAA	Essex County Improvement Authority Revenue, MBIA/FHA-Insured, 5.900% due 1/1/25 (e)	$3,121,685
225,000	A+	Hudson County Improvement Authority, (Essential Purpose Pooled Governmental Loan Project), Series 1986, Remarketed 11/1/90, 7.600% due 8/1/25	233,899
		Lafayette Yard, Community Development, (Hotel and Conference Center Project), MBIA-Insured, (Call 4/1/10 @ 101):
500,000	Aaa*	5.625% due 4/1/21 (d)	557,805
2,100,000	Aaa*	5.800% due 4/1/35 (d)	2,359,560
1,500,000	AAA	Middlesex County COP, MBIA-Insured, 5.000% due 2/15/19	1,546,605
1,700,000	AAA	Middlesex County Improvement Authority Revenue, Golf Course Projects, County Guaranteed, 5.250% due 6/1/26	1,826,395
1,525,000	AAA	Monmouth County Improvement Authority Revenue, Governmental Loan, AMBAC-Insured, 5.750% due 12/1/19	1,696,639
1,000,000	Aaa*	Morristown Parking Authority, Guaranteed Revenue, FSA-Insured, 5.150% due 8/1/25	1,009,210
1,000,000	AAA	New Jersey Building Authority, State Building Revenue, MBIA-Insured, 5.000% due 6/15/18	1,040,160
		New Jersey EDA:
		Municipal Loan Pool, FSA-Insured:
765,000	Aaa*	5.125% due 11/15/14	817,349
1,200,000	Aaa*	5.400% due 11/15/20	1,293,012
605,000	NR	Waste Paper Recycling Revenue, (Marcal Paper Mills Inc. Project), 8.500% due 2/1/10 (c)	587,679
10,000,000	BBB	Tobacco Settlement Financing Corp., 5.000% due 6/1/15 (b)	9,944,300

			34,966,516

Pollution Control — 0.9%
2,000,000	Aaa*	North Hudson Sewer Authority Revenue, FGIC-Insured, 5.250% due 8/1/19	2,159,860

Solid Waste — 2.1%
1,950,000	B1*	Atlantic County Utilities Authority, Solid Waste Revenue, 7.125% due 3/1/16	1,972,639
2,500,000	AA-	Mercer County Improvement Authority, County Guaranteed Solid Waste Revenue, 5.750% due 9/15/16	2,701,750

			4,674,389

Transportation — 21.7%
2,000,000	AAA	Delaware River & Bay Authority, Development Revenue, Series A, AMBAC-Insured, 5.750% due 1/1/29	2,232,220
		Delaware River & Joint Toll Bridge Commission, Pennsylvania Bridge Revenue:
2,845,000	A-	5.000% due 7/1/22	2,931,943
2,000,000	A-	5.000% due 7/1/23	2,055,580

See Notes to Financial Statements.

14        Smith Barney New Jersey Municipals Fund Inc.      |      2005 Annual Report

Schedule of Investments (continued)	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE
Transportation — 21.7% (continued)
		New Jersey EDA:
$1,000,000	CCC	EDR, (American Airlines Inc. Project), 7.100% due 11/1/31 (c)	$718,960
4,000,000	B	Special Facilities Revenue, (Continental Airlines Inc. Project), 7.000% due 11/15/30 (c)	3,395,520
6,000,000	AAA	Transportation Project, Sublease, Series A, FSA-Insured, (Call 5/1/09 @ 100), 5.250% due 5/1/17 (b)(d)	6,456,480
3,000,000	AAA	New Jersey State Highway Authority, Garden State Parkway, General Revenue, Series Parkway,
		(Call 1/1/10 @ 101), 5.625% due 1/1/30 (d)	3,331,980
		New Jersey State Transportation Trust Fund Authority, Transportation System:
6,030,000	A+	Series A, (Call 6/15/09 @ 100), 5.000% due 6/15/17 (b)(d)	6,442,814
2,500,000	AAA	Series B, MBIA-Insured, (Call 12/15/11 @ 100), 5.000% due 12/15/21 (d)	2,712,625
		New Jersey State Turnpike Authority, Revenue Bonds, Series C, IBC/MBIA-Insured:
220,000	AAA	6.500% due 1/1/16	262,902
780,000	AAA	6.500% due 1/1/16 (g)	925,501
		Port Authority of New York & New Jersey:
5,000,000	AA-	Revenue, 132nd Series, 5.000% due 9/1/26 (b)	5,218,250
3,500,000	NR	Special Obligation Revenue, 5th Installment, 6.750% due 10/1/19 (b)(c)	3,703,245
2,300,000	A-	South Jersey Port Corp. Revenue, 5.000% due 1/1/20	2,351,658
6,385,000	AAA	South Jersey Transportation Authority, Transportation System Revenue, AMBAC-Insured, 5.125% due 11/1/22 (b)	6,793,385

			49,533,063

Utilities — 6.1%
1,000,000	AAA	Camden County Municipal Utilities Authority, Sewer Revenue, FGIC-Insured, 5.250% due 7/15/17	1,061,340
1,000,000	AAA	Deptford Township Municipal Utilities Authority Revenue, AMBAC-Insured, 5.500% due 2/1/23	1,071,020
2,500,000	AAA	Hamilton Township, Atlantic County Municipal Utilities Authority, FGIC-Insured, 5.000% due 8/15/17	2,607,175
1,385,000	AAA	Kearny Municipal Utilities Authority Revenue, FGIC-Insured, 7.300% due 11/15/18	1,725,682
2,725,000	AAA	Middlesex County Improvement Authority, Utilities System Revenue, (Perth Amboy Franchise Project), Series A, AMBAC-Insured, 5.000% due 9/1/29	2,794,869
1,000,000	AAA	Middlesex County Utilities Authority, Sewer Revenue, Series A, MBIA-Insured, 6.250% due 8/15/10	1,088,180
1,000,000	AAA	New Jersey EDA, Natural Gas Facilities Revenue, (NJ Natural Gas Co. Project), Series A, AMBAC-Insured, 6.250% due 8/1/24	1,023,540
2,500,000	BBB	Salem County, Pollution Control Financing Authority, PCR, (PSEG Power Project), Series A, 5.750% due 4/1/31 (c)	2,637,725

			14,009,531

See Notes to Financial Statements.

15        Smith Barney New Jersey Municipals Fund Inc.      |      2005 Annual Report

Schedule of Investments (continued)	March 31, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE
Water and Sewer — 2.3%
$2,000,000	AAA	New Jersey EDA, Water Facilities Revenue,
		American Water Co. Inc. Project, Series B, FGIC-Insured, 5.375% due 5/1/32 (c)	$2,073,920
3,000,000	Aaa*	North Hudson Sewer Authority Revenue, Series A, FGIC-Insured, 5.250% due 8/1/18	3,263,610

			5,337,530

		TOTAL LONG-TERM INVESTMENTS (Cost — $211,864,472)	221,155,754

SHORT-TERM INVESTMENTS — 1.8%
Transportation — 1.4%
100,000	Aa2*	New Jersey EDA, Dock Facility Revenue, (Bayonne Project), LOC-SunTrust Bank, Series C, 2.280% due 12/1/27 (f)	100,000
		Port Authority of New York & New Jersey:
		Special Obligation Revenue:
3,055,000	A-1+	3rd Installment, 2.300% due 6/1/20 (f)	3,055,000
100,000	A-1+	5th Installment, 2.300% due 8/1/24 (f)	100,000

			3,255,000

Water and Sewer — 0.4%
1,000,000	A-1+	New Jersey EDA, Water Facilities Revenue, UTD Water New Jersey, Inc., Series A, AMBAC-Insured, 2.290% due 11/1/26 (f)	1,000,000

		TOTAL SHORT-TERM INVESTMENTS (Cost — $4,255,000)	4,255,000

		TOTAL INVESTMENTS — 98.7% (Cost — $216,119,472**)	225,410,754
		Other Assets in Excess of Liabilities — 1.3%	2,911,290

		TOTAL NET ASSETS — 100.0%	$228,322,044

(a)	All ratings are by Standard & Poor’s Rating Service, except for those that are identified by an asterisk (*), which are rated by Moody’s Investors Service.
(b)	All or a portion of this security has been segregated for open futures contracts commitments.
(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d)	Pre-Refunded bonds are escrowed with U.S. government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(e)	All or a portion of this security is held as collateral for open futures contracts commitments.
(f)	Variable rate obligation payable at par on demand at anytime on no more than seven days notice.
(g)	Bonds are escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
**	Aggregate cost for federal income tax purposes is $216,131,994.

See Notes to Financial Statements.

16        Smith Barney New Jersey Municipals Fund Inc.      |      2005 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A

—  Bonds rated “A” have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

—  Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B and CCC

—  Bonds rated “BB”, “B” and “CCC” are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “CCC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “B”, where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

—  Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

—  Bonds rated “Aa” are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

—  Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

—  Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

—  Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

—  Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

17       Smith Barney New Jersey Municipals Fund Inc.      |      2005 Annual Report

Bond Ratings (unaudited) (continued)

Fitch Ratings (“Fitch”) — Ratings from “BBB” to “BB” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major ratings categories.

AAA

—  Bonds rated “AAA” by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

BBB

—  Bonds rated “BBB” by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

BB

—  Bonds rated “BB” by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)

SP-1

—  Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

—  Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

Abbreviations* (unaudited)

ACA	— ACA Financial Guaranty Corp.
AIG	— American International Guaranty
AMBAC	— Ambac Assurance Corporation
BIG	— Bond Investors Guaranty
CGIC	— Capital Guaranty Insurance Company
COP	— Certificate of Participation
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
FLAIRS	— Floating Adjustable Interest Rate Securities
FGIC	— Financial Guaranty Insurance Company
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Financing Security Assurance
GIC	— Guaranteed Investment Contract

GNMA	— Government National Mortgage Association
GO	— General Obligation Bonds
HFA	— Housing Finance Authority
IBC	— Insured Bond Certificates
IDA	— Industrial Development Authority
IDB	— Industrial Development Board
IDR	— Industrial Development Revenue
INFLOS	— Inverse Floaters
LOC	— Letter of Credit
MBIA	— Municipal Bond Investors Assurance Corporation
MFH	— Multi-Family Housing
MVRICS	— Municipal Variable Rate Inverse Coupon Security
PCR	— Pollution Control Revenue
RIBS	— Residual Interest Bonds
VA	— Veterans Administration
VRDD	— Variable Rate Daily Demand
VRWE	— Variable Rate Wednesday Demand

*	Abbreviations may or may not appear in the schedule of investments.

18       Smith Barney New Jersey Municipals Fund Inc.      |      2005 Annual Report

Statement of Assets and Liabilities	March 31, 2005

ASSETS:
Investments, at value (Cost — $216,119,472)	$225,410,754
Interest receivable	3,321,027
Receivable for Fund shares sold	403,065
Receivable for securities sold	61,392
Prepaid expenses	3,381

Total Assets	229,199,619

LIABILITIES:
Payable to broker — variation margin	505,313
Due to Custodian	162,437
Investment advisory fee payable	58,400
Administration fee payable	38,934
Payable for Fund shares purchased	25,625
Distribution plan fees payable	23,478
Transfer agency service fees payable	9,830
Directors’ fees payable	4,372
Accrued expenses	49,186

Total Liabilities	877,575

Total Net Assets	$228,322,044

NET ASSETS:
Par value of capital shares (Note 6)	$18,275
Capital paid in excess of par value	231,736,282
Undistributed net investment income	13,245
Accumulated net realized loss from investment transactions and futures contracts	(13,208,719)
Net unrealized appreciation of investments and futures contracts	9,762,961

Total Net Assets	$228,322,044

Shares Outstanding:
Class A	14,175,855

Class B	2,442,978

Class C	1,656,316

Net Asset Value:
Class A (and redemption price)	$12.49

Class B *	$12.50

Class C *	$12.50

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.00%)	$13.01

*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

19        Smith Barney New Jersey Municipals Fund Inc.      |      2005 Annual Report

Statement of Operations	For the Year Ended March 31, 2005

INVESTMENT INCOME:
Interest	$12,549,787

EXPENSES:
Investment advisory fee (Note 2)	705,233
Distribution plan fees (Notes 2 and 4)	637,606
Administration fee (Note 2)	470,155
Transfer agency service fees (Notes 2 and 4)	65,785
Audit and legal	63,991
Shareholder communications (Note 4)	44,149
Custody	38,930
Directors’ fees	11,101
Registration fees	2,913
Other	8,316

Total Expenses	2,048,179
Less: Investment advisory fee waiver (Notes 2 and 8)	(21,508)

Net Expenses	2,026,671

Net Investment Income	10,523,116

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Realized Gain (Loss) From:
Investment transactions	387,691
Futures contracts	(3,008,817)

Net Realized Loss	(2,621,126)

Net Change in Unrealized Appreciation/Depreciation of Investments and Futures Contracts	(417,143)

Net Loss on Investments and Futures Contracts	(3,038,269)

Increase in Net Assets From Operations	$7,484,847

See Notes to Financial Statements.

20        Smith Barney New Jersey Municipals Fund Inc.      |      2005 Annual Report

Statements of Changes in Net Assets	For the Years Ended March 31,

	2005	2004
OPERATIONS:
Net investment income	$10,523,116	$11,099,807
Net realized loss	(2,621,126)	(699,364)
Net change in unrealized appreciation/depreciation	(417,143)	1,282,333

Increase in Net Assets From Operations	7,484,847	11,682,776

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(10,479,597)	(11,072,252)
In excess of net investment income	—	(126,541)

Decrease in Net Assets From Distributions to Shareholders	(10,479,597)	(11,198,793)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	20,453,915	34,195,811
Net asset value of shares issued for reinvestment of distributions	5,806,475	6,292,645
Cost of shares reacquired	(42,530,736)	(37,056,368)

Increase (Decrease) in Net Assets From Fund Share Transactions	(16,270,346)	3,432,088

Increase (Decrease) in Net Assets	(19,265,096)	3,916,071
NET ASSETS:
Beginning of year	247,587,140	243,671,069

End of year*	$228,322,044	$247,587,140

* Includes undistributed net investment income of:	$13,245	$116,327

See Notes to Financial Statements.

21        Smith Barney New Jersey Municipals Fund Inc.      |      2005 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended March 31:

Class A Shares(1)	2005		2004	2003	2002		2001
Net Asset Value, Beginning of Year	$12.65		$12.62	$12.41	$12.45		$11.96

Income (Loss) From Operations:
Net investment income	0.58		0.60	0.62	0.64	(2)	0.65
Net realized and unrealized gain (loss)	(0.16)		0.03	0.22	(0.04	)(2)	0.50

Total Income From Operations	0.42		0.63	0.84	0.60		1.15

Less Distributions From:
Net investment income	(0.58)		(0.59)	(0.62)	(0.64)		(0.66)
In excess of net investment income	—		(0.01)	(0.01)	—		—

Total Distributions	(0.58)		(0.60)	(0.63)	(0.64)		(0.66)

Net Asset Value, End of Year	$12.49		$12.65	$12.62	$12.41		$12.45

Total Return(3)	3.38%		5.07%	6.84%	4.91%		9.92%

Net Assets, End of Year (millions)	$177		$189	$178	$168		$152

Ratios to Average Net Assets:
Expenses	0.73	%(4)	0.75%	0.74%	0.75%		0.76%
Net investment income	4.61		4.68	4.89	5.08	(2)	5.34

Portfolio Turnover Rate	5%		7%	11%	6%		18%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 5.07%. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment adviser waived a portion of its advisory fee for the year ended March 31, 2005. If such fees were not waived, the actual expense ratio for Class A shares would have been 0.74%.

See Notes to Financial Statements.

22        Smith Barney New Jersey Municipals Fund Inc.      |      2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended March 31:

Class B Shares(1)	2005		2004	2003	2002		2001
Net Asset Value, Beginning of Year	$12.66		$12.63	$12.41	$12.45		$11.95

Income (Loss) From Operations:
Net investment income	0.51		0.53	0.55	0.56	(2)	0.58
Net realized and unrealized gain (loss)	(0.16)		0.04	0.23	(0.03	)(2)	0.51

Total Income From Operations	0.35		0.57	0.78	0.53		1.09

Less Distributions From:
Net investment income	(0.51)		(0.53)	(0.55)	(0.57)		(0.59)
In excess of net investment income	—		(0.01)	(0.01)	—		—

Total Distributions	(0.51)		(0.54)	(0.56)	(0.57)		(0.59)

Net Asset Value, End of Year	$12.50		$12.66	$12.63	$12.41		$12.45

Total Return(3)	2.82%		4.54%	6.35%	4.33%		9.38%

Net Assets, End of Year (millions)	$30		$38	$45	$44		$50

Ratios to Average Net Assets:
Expenses	1.28	%(4)	1.28%	1.26%	1.27%		1.29%
Net investment income	4.06		4.15	4.37	4.49	(2)	4.82

Portfolio Turnover Rate	5%		7%	11%	6%		18%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.48%. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment adviser waived a portion of its advisory fee for the year ended March 31, 2005. If such fees were not waived, the actual expense ratio for Class B shares would have been 1.29%.

See Notes to Financial Statements.

23        Smith Barney New Jersey Municipals Fund Inc.      |      2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended March 31:

Class C Shares(1)(2)	2005		2004	2003	2002		2001
Net Asset Value, Beginning of Year	$12.66		$12.63	$12.41	$12.44		$11.95

Income (Loss) From Operations:
Net investment income	0.51		0.52	0.55	0.56	(3)	0.57
Net realized and unrealized gain (loss)	(0.16)		0.04	0.22	(0.02	)(3)	0.50

Total Income From Operations	0.35		0.56	0.77	0.54		1.07

Less Distributions From:
Net investment income	(0.51)		(0.52)	(0.54)	(0.57)		(0.58)
In excess of net investment income	—		(0.01)	(0.01)	—		—

Total Distributions	(0.51)		(0.53)	(0.55)	(0.57)		(0.58)

Net Asset Value, End of Year	$12.50		$12.66	$12.63	$12.41		$12.44

Total Return(4)	2.80%		4.48%	6.30%	4.36%		9.24%

Net Assets, End of Year (millions)	$21		$21	$21	$18		$13

Ratios to Average Net Assets:
Expenses	1.30	%(5)	1.31%	1.31%	1.32%		1.33%
Net investment income	4.04		4.12	4.32	4.49	(3)	4.76

Portfolio Turnover Rate	5%		7%	11%	6%		18%

(1)	Effective April 29, 2004, Class L shares were renamed Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.48%. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share. Per share information, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment adviser waived a portion of its advisory fee for the year ended March 31, 2005. If such fees were not waived, the actual expense ratio for Class C shares would have been 1.31%.

See Notes to Financial Statements.

24        Smith Barney New Jersey Municipals Fund Inc.      |      2005 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Smith Barney New Jersey Municipals Fund Inc. (“Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Securities for which market quotations are not readily available, or where market quotations are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Financial Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. The risks associated with entering into futures contracts include the possibility that a change in the value of the contracts may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in futures

25       Smith Barney New Jersey Municipals Fund Inc.      |      2005 Annual Report

Notes to Financial Statements (continued)

contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method.

(d) Fund Concentration. Since the Fund invests primarily in obligations of issuers within New Jersey, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting New Jersey.

(e) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal tax provision is required.

(g) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipals securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.

26       Smith Barney New Jersey Municipals Fund Inc.      |      2005 Annual Report

Notes to Financial Statements (continued)

These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(146,601)	$146,601

Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.30% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the year ended March 31, 2005, SBFM voluntarily waived a portion of its investment advisory fee in the amount of $21,508.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets up to $500 million and 0.18% of the Fund’s average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended March 31, 2005, the Fund paid transfer agent fees of $50,598 to CTB.

On February 2, 2004, sales charges on Class L shares were eliminated. On April 29, 2004, Class L shares were renamed Class C shares.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

There is a maximum initial sales charge of 4.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which

27       Smith Barney New Jersey Municipals Fund Inc.      |      2005 Annual Report

Notes to Financial Statements (continued)

applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 2005, CGM received sales charges of approximately $154,000 on sales of the Fund’s Class A shares. In addition, for the year ended March 31, 2005, CDSCs paid to CGM were approximately:

	Class A	Class B	Class C
CDSCs	$1,000	$58,000	$1,000

All officers and one Director of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the year ended March 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$11,278,775

Sales	23,566,919

At March 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$11,528,363
Gross unrealized depreciation	(2,249,603)

Net unrealized appreciation	$9,278,760

28       Smith Barney New Jersey Municipals Fund Inc.      |      2005 Annual Report

Notes to Financial Statements (continued)

At March 31, 2005, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury Bonds	735	6/05	$82,332,304	$81,860,625	$471,679

4.	Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at an annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and C shares calculated at an annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the year ended March 31, 2005, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Rule 12b-1 Distribution Plan Fees	$270,244	$221,567	$145,795

For the year ended March 31, 2005, total Transfer Agency Service fees were as follows:

	Class A	Class B	Class C
Transfer Agency Service Fees	$41,085	$17,733	$6,967

For the year ended March 31, 2005, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C
Shareholder Communication Expenses	$28,869	$10,788	$4,492

29       Smith Barney New Jersey Municipals Fund Inc.      |      2005 Annual Report

Notes to Financial Statements (continued)

5.	Distributions Paid to Shareholders by Class

	Year Ended March 31, 2005	Year Ended March 31, 2004
Class A
Net investment income	$8,265,180	$8,487,557
In excess of net investment income	—	94,127

Total	$8,265,180	$8,581,684

Class B
Net investment income	$1,376,028	$1,727,572
In excess of net investment income	—	21,595

Total	$1,376,028	$1,749,167

Class C†
Net investment income	$838,389	$857,123
In excess of net investment income	—	10,819

Total	$838,389	$867,942

†	Effective April 29, 2004, Class L shares were renamed as Class C shares.

6.	Capital Shares

At March 31, 2005, the Fund had 100 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended March 31, 2005		Year Ended March 31, 2004
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,330,045	$16,701,735	2,129,437	$27,135,460
Shares issued on reinvestment	372,103	4,663,435	381,820	4,853,224
Shares reacquired	(2,424,464)	(30,479,354)	(1,723,464)	(21,914,449)

Net Increase (Decrease)	(722,316)	$(9,114,184)	787,793	$10,074,235

Class B
Shares sold	131,853	$1,654,514	305,970	$3,883,822
Shares issued on reinvestment	53,402	669,595	72,636	923,292
Shares reacquired	(735,791)	(9,240,428)	(930,612)	(11,844,796)

Net Decrease	(550,536)	$(6,916,319)	(552,006)	$(7,037,682)

Class C†
Shares sold	167,239	$2,097,666	248,943	$3,176,529
Shares issued on reinvestment	37,756	473,445	40,593	516,129
Shares reacquired	(223,890)	(2,810,954)	(258,591)	(3,297,123)

Net Increase (Decrease)	(18,895)	$(239,843)	30,945	$395,535

†	Effective April 29, 2004, Class L shares were renamed as Class C shares.

30       Smith Barney New Jersey Municipals Fund Inc.      |      2005 Annual Report

Notes to Financial Statements (continued)

7.	Income Tax Information & Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended March 31, was as follows:

	2005	2004
Tax exempt income	$10,479,597	$11,072,025
Ordinary income	—	126,768

Total distributions paid	$10,479,597	$11,198,793

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date	Payable Date	Class A	Class B	Class C
4/26/05	4/29/05	$0.0470	$0.0414	$0.0410

As of March 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax exempt-net	$16,959

Total undistributed earnings	16,959
Capital loss carryforward (a)	(12,724,518)
Other book/tax temporary differences (b)	(475,393)
Unrealized appreciation/(depreciation) (c)	9,750,439

Total accumulated earnings/(losses)-net	$(3,432,513)

(a)	On March 31, 2005 the Fund had net capital loss carryforwards as follows:

Year of Expiration	Amount
3/31/2008	$(898,057)
3/31/2009	(3,181,991)
3/31/2010	(620,885)
3/31/2012	(712,492)
3/31/2013	(7,311,093)

$(12,724,518)

These amounts will be available to offset any future taxable capital gains.

(b)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts and differences in the book/tax treatment of various items.
(c)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax accretion methods for market discount on fixed income securities.

31       Smith Barney New Jersey Municipals Fund Inc.      |      2005 Annual Report

Notes to Financial Statements (continued)

8.	Additional Information

Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) have submitted an Offer of Settlement of an administrative proceeding to the U.S. Securities and Exchange Commission (“SEC”) in connection with an investigation into the 1999 appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”). SBFM and CGMI understand that the SEC has accepted the Offer of Settlement, but has not yet issued the administrative order.

The SEC order will find that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order will find that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”) had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also will find that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement will not establish wrongdoing or liability for purposes of any other proceeding.

The SEC will censure SBFM and CGMI and order them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order will require Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The distribution plan may also include a portion of certain escrowed transfer agency fees, in accordance with the terms of the order.

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Notes to Financial Statements (continued)

The order will require SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also will be required to comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action

33       Smith Barney New Jersey Municipals Fund Inc.      |      2005 Annual Report

Notes to Financial Statements (continued)

against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

34       Smith Barney New Jersey Municipals Fund Inc.      |      2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of

Smith Barney New Jersey Municipals Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney New Jersey Municipals Fund Inc. (“Fund”) as of March 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney New Jersey Municipals Fund Inc. as of March 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York

May 27, 2005

35       Smith Barney New Jersey Municipals Fund Inc.      |      2005 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Smith Barney New Jersey Municipals Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, upon request by calling the Fund’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Director	Since 1988	Professor, Harvard Business School	50	None

Burt N. Dorsett The Stratford #702 5601 Turtle Bay Drive Naples, FL 34108 Birth Year: 1930	Director	Since 1994	President of Dorsett McCabe Capital Management Inc.; Chief Investment Officer of Leeb Capital Management, Inc. (since 1999)	27	None

Elliot S. Jaffe The Dress Barn, Inc. Executive Office 30 Dunnigan Drive Suffern, NY 10901 Birth Year: 1926	Director	Since 1994	Chairman of The Dress Barn, Inc.	27	The Dress Barn, Inc.

Stephen E. Kaufman Stephen E. Kaufman PC 277 Park Avenue 47th Floor New York, NY 10172 Birth Year: 1932	Director	Since 1988	Attorney	51	None

Cornelius C. Rose, Jr. Meadowbrook Village Building 1, Apt. 6 West Lebanon, NH 03784 Birth Year: 1932	Director	Since 1994	Chief Executive Officer of Performance Learning Systems	27	None

36       Smith Barney New Jersey Municipals Fund Inc.      |      2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	219	None

Officers:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001)	N/A	N/A

37       Smith Barney New Jersey Municipals Fund Inc.      |      2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Joseph P. Deane CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1949	Vice President and Investment Officer	Since 1991	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

David T. Fare CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Vice President and Investment Officer	Since 2004	Director of CGM; Investment Officer of SBFM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Compliance Officer SBFM, CFM, TIA	N/A	N/A

Kaprel Ozsolak CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 2002 to 2004)	N/A	N/A

38       Smith Barney New Jersey Municipals Fund Inc.      |      2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Each Director and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

39       Smith Barney New Jersey Municipals Fund Inc.      |      2005 Annual Report

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended March 31, 2005, qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.

40       Smith Barney New Jersey Municipals Fund Inc.      |      2005 Annual Report

SMITH BARNEY

NEW JERSEY MUNICIPALS FUND INC.

DIRECTORS

Dwight B. Crane

Burt N. Dorsett

R. Jay Gerken, CFA
Chairman

Elliot S. Jaffe

Stephen E. Kaufman

Cornelius C. Rose, Jr.

OFFICERS

R. Jay Gerken, CFA

President and Chief
Executive Officer

Andrew B. Shoup

Senior Vice President and Chief Administrative

Officer

Kaprel Ozsolak

Chief Financial Officer

and Treasurer

Joseph P. Deane

Vice President and
Investment Officer

David T. Fare

Vice President and
Investment Officer

Andrew Beagley

Chief Anti-Money
Laundering Compliance
Officer and Chief Compliance Officer

OFFICERS (continued)

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT ADVISER AND ADMINISTRATOR

Smith Barney Fund Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Smith Barney New Jersey Municipals Fund Inc.

The Fund files its complete schedule of portfolio holdings with Securities Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney New Jersey Municipals Fund Inc., but it may also be used as sales literature when preceeded or accompanied by a current prospectus.

SMITH BARNEY NEW JERSEY MUNICIPALS FUND INC.

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This report must be preceded or accompanied by a free prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Citigroup Global Markets Inc.

Member NASD, SIPC

FD0370 5/05	05-8530

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Dwight B. Crane, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees for the Smith Barney New Jersey Municipals Fund Inc. were $23,800 and $23,800 for the years ended 3/31/05 and 3/31/04.

(b)	Audit-Related Fees for the Smith Barney New Jersey Municipals Fund Inc. were $0 and $0 for the years ended 3/31/05 and 3/31/04.

(c)	Tax Fees for Smith Barney New Jersey Municipals Fund Inc. were $4,600 and $2,200 for the years ended 3/31/05 and 3/31/04. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney New Jersey Municipals Fund Inc..

(d)	All Other Fees for Smith Barney New Jersey Municipals Fund Inc. were $0 and $0 for the years ended 3/31/05 and 3/31/04.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accounting firm to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney New Jersey Municipals Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 3/31/05 and 3/31/04; Tax Fees were 100% and 100% for the years ended 3/31/05 and 3/31/04; and Other Fees were 100% and 100% for the years ended 3/31/05 and 3/31/04.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney New Jersey Municipals Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney New Jersey Municipals Fund Inc.. Fees billed to and paid by Citigroup Global Markets Inc. related to transfer agent matter as fully described in the notes to the financial statements titled “Additional Information” were $75,000 and $0 for the years ended 3/31/05 and 3/31/04.

Yes. The Smith Barney New Jersey Municipals Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Smith Barney New Jersey Municipals Fund Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM	8. [RESERVED]

ITEM	9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM	10. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney New Jersey Municipals Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney New Jersey Municipals Fund Inc.

Date: June 10, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney New Jersey Municipals Fund Inc.

Date: June 10, 2005

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Smith Barney New Jersey Municipals Fund Inc.

Date: June 10, 2005